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                        [HEALTHEXTRAS LOGO APPEARS HERE]



                  2003 HEALTHEXTRAS, INC. EQUITY INCENTIVE PLAN

                        RESTRICTED STOCK AWARD AGREEMENT



PARTICIPANT'S NAME:

      You have been granted an award of ___________ (_______) shares of common stock ("Common Stock") at no cost to you subject to the terms and conditions of this Award Agreement and the 2003 HealthExtras, Inc. Equity Incentive Plan (the "Plan").

NUMBER OF SHARES
SUBJECT TO THE STOCK AWARD:             _____________ shares of Common Stock

DATE OF GRANT:                          _____________
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

TERM OF STOCK AWARD
AND VESTING SCHEDULE:                   Subject  to the  limitations  of this  Stock  Award  Agreement,  this Stock
                                        Award shall vest in installments according to the following schedule:

                                                         Installment                   Vesting Date
                                                         -----------                   ------------

                                                       _______ shares                ________________
                                                       _______ shares                ________________
                                                       _______ shares                ________________
                                                       _______ shares                ________________
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                                        Except as provided below, an installment
                                        shall not vest on the otherwise
                                        applicable vesting date if your
                                        employment with the Company terminates
                                        prior to such vesting date.

ACCELERATION OF VESTING
UPON A CHANGE IN CONTROL:               All unvested shares of Common Stock
                                        subject to this Stock Award shall vest
                                        immediately as of the effective date of
                                        a Change in Control.

EFFECT OF TERMINATION OF
EMPLOYMENT BECAUSE OF:                  (a)     DEATH OR DISABILITY: In the
                                                event you terminate employment
                                                with the Company due to death or
                                                Disability, the entire unvested
                                                portion of your Stock Award will
                                                immediately vest as of the date
                                                of such termination.

                                        (b)     TERMINATION FOR CAUSE: In the
                                                event you are terminated for
                                                Cause, all your rights to this
                                                Stock Award will expire
                                                immediately as of the effective
                                                date of your Termination for
                                                Cause.

                                        (c)     RETIREMENT: Unless otherwise
                                                determined by the Committee,
                                                upon your Retirement, you will
                                                forfeit any rights to all
                                                unvested shares of Company
                                                Common Stock subject to this
                                                Stock Award.

                                        (d)     OTHER REASONS: Unless otherwise
                                                determined by the Committee, all
                                                unvested shares subject to this
                                                Stock Award are forfeited as of
                                                your termination date and any
                                                rights you have to this Stock
                                                Award become null and void.

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VOTING:                                 You are  entitled to the vote of all
                                        shares subject to this Stock Award in a
                                        manner consistent with the Plan.

DIVIDENDS:                              You are entitled to receive, with
                                        respect to each share of restricted
                                        stock awarded to you, a payment equal to any cash or stock dividends, or other distributions declared and paid by the Company on its Common Stock.

DESIGNATION OF BENEFICIARY:             You may designate a beneficiary on a
                                        form acceptable to the Committee, to
                                        receive rights under the Stock Award
                                        Agreement, in the event of your death.
                                        If a beneficiary is not designated, the
                                        Award will become part of your estate.

TAX WITHHOLDING:                        Upon  payment of (or, in the event of an
                                        election under Section 83(b) of the
                                        Internal Revenue Code, such election
                                        regarding) a Stock Award, the employee
                                        Participant will be treated as having
                                        received compensation income equal to
                                        the Fair Market Value of the shares of
                                        Common Stock on their vesting date (or,
                                        in the event of a Section 83(b) election the applicable date). The Committee is entitled to require as a condition of delivery (i) that you remit an amount sufficient to satisfy all federal, state and local tax withholding requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to you or from shares of Common Stock due to you under the Plan, or (iii) any combination of the foregoing. Any withholding shall comply with Rule 16b-3 or any amendments or successive rule.

PLAN GOVERNS:                           Notwithstanding  anything in this Stock
                                        Award Agreement to the contrary, the
                                        terms of this Stock Award shall be
                                        subject to the terms and conditions of
                                        the Plan, a copy of which you may obtain from the Corporate Secretary of
                                        HealthExtras, Inc.; and this Stock Award
                                        Agreement is subject to all
                                        interpretations, amendments, rules and
                                        regulations promulgated by the Committee from time to time pursuant to the Plan.
                                        Any capitalized terms shall have the
                                        meaning given to such terms in the Plan.

                                        Neither the Plan nor this Stock Award
                                        Agreement create any right on the part
                                        of any individual to continue in the
                                        employ or service of HealthExtras, Inc.
                                        or any Affiliates of HealthExtras, Inc.

NON-TRANSFERABILITY:                    You shall not sell, transfer, assign,
                                        pledge or otherwise encumber shares
                                        subject to this Stock Award until full
                                        vesting of such shares has occurred.

                                        Unless determined otherwise by the
                                        Committee and except in the event of
                                        your death or pursuant to a domestic
                                        relations order, this Stock Award is not transferable and may only be earned by you in your lifetime. Upon your death, this Stock Award is transferable by will or the laws of descent and distribution.

MODIFICATION AND AMENDMENT:             The Committee may amend or modify this
                                        Stock Award from time to time,
                                        prospectively or retroactively;
                                        provided, however, that no such
                                        amendment or modification will adversely affect your rights under this Award without your written consent.

      The Participant hereby acknowledges that all decisions, determinations and interpretations of the Board of Directors, or the Committee thereof, in regards to the Plan and/or this Stock Award Agreement are final and conclusive.


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        IN WITNESS WHEREOF, HealthExtras, Inc. has caused this Stock Award
Agreement to be executed, and said Participant has hereunto set his hand, as of the _____ day of ___________________.



                             HEALTHEXTRAS, INC.


                             By:
                                 -----------------------------------------
                                 For the Committee Administering the Plan



                             PARTICIPANT


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